                            SECOND AMENDMENT TO THE
                          FIRST AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                     SAUL SUBSIDIARY I LIMITED PARTNERSHIP

        THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL SUBSIDIARY I LIMITED PARTNERSHIP (this "Second Amendment"), dated July 21, 1994, is entered into by and among the undersigned parties.

                             W I T N E S S E T H:

        WHEREAS, Saul Subsidiary I Limited Partnership (the "Partnership") was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the "Original Agreement");

        WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 26, 1993, as amended by that certain First Amendment date August 26, 1993 (as amended, the "Agreement");

        WHEREAS, the undersigned parties desire to amend the Agreement to reflect the transfer of the one percent (1%) general partnership interest in the Partnership of Saul Centers, Inc. ("SCI") to Saul QRS, Inc. ("QRS"), a wholly-owned subsidiary corporation of SCI.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

        1. SCI hereby transfers its entire one percent (1%) general partnership interest in the Partnership to QRS, a corporation which is a wholly-owned subsidiary of SCI, pursuant to the provisions of Section 11.1.B of the Agreement. QRS hereby accepts and agrees to be bound by all of the terms and conditions of the Agreement.

        2. SCI hereby withdraws as sole general partner of the Partnership, and QRS is hereby admitted as a substituted general partner in the place and stead of SCI pursuant to the provisions of Section 12.1 and Section 14.1.B (2) of the Agreement.

        3. SCI and QRS hereby agree to file an amended certificate with the Maryland State Department of Assessments and Taxation (and any required amendments to the foreign qualifications of the Partnership in each of the jurisdictions in which the Partnership is doing business) to reflect the withdrawal of SCI as the sole general partner of the Partnership and the admission of QRS as a substituted general partner.

        4. In order to reflect the aforementioned transfer of SCI's general partnership interest to QRS, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Second Amendment.

        5. The definition of "Articles of Incorporation" contained in Article I of the Agreement is hereby deleted in its entirety.

        6. The definition of "Independent Directors of the General Partner" contained in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

        "Independent Director(s) of the General Partner" means the independent
        ------------------------------------------------
        director(s) of the General Partner, as defined in the Articles of Incorporation of the General Partner, as in effect from time to time.

        7. All references to the "General Partner" in the definition of "Registration Statement" contained in Article I of the Agreement shall hereinafter be references to "Saul Centers, Inc."

        8. All references to the "General Partner" in Section 3.1 of the Agreement shall hereinafter be references to "Saul Centers, Inc." The reference to "its Articles of Incorporation" in Section 3.1 of the Agreement shall hereinafter be a reference to "the articles of incorporation of Saul Centers, Inc."

        9. Section 3.2 of the Agreement is hereby deleted in its entirety, and replaced with the following:

        Section 3.2.  Powers
                      ------

        Subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to do any and all acts and thins necessary, appropriate, proper, advisable, desirable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, and acquire and develop real property; provided, however, that the Partnership shall not
                               -----------------
        take, or refrain from taking, any action which, in the judgement of General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of Saul Centers, Inc. to achieve or maintain qualification as a REIT, (ii) could subject Saul Centers, Inc. to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction of Saul Centers, Inc. or its securities, unless such action (or inaction) shall have been specifically consented to by Saul Centers, Inc. in writing.

        10. The last sentence of Section 5.2 of the Agreement is hereby deleted in its entirety.

        11. All references to the "General Partner" in Section 7.1.A(3) of the Agreement shall hereinafter be references to "Saul Centers, Inc."

        12. Section 7.1.F of the Agreement is hereby deleted in its entirety and replaced with the following:

        F. The Limited Partners acknowledge that the taking of certain actions hereunder by the General Partner may require the consent of the Independent Director(s) of the General Partner.

        13. Section 7.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

        Section 7.5 (Intentionally Deleted)

        14. Section 7.9.D of the Agreement is hereby deleted in its entirety and replaced with the following:

        D. Notwithstanding any other provision of this Agreement or the Act (except for any limitations set forth in Section 3.1 of the Agreement), any action of the General Partner of behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order to (i) protect the ability of Saul Centers, Inc. to achieve or maintain qualification as a REIT or
        (ii) avoid Saul Center, Inc.'s incurring any taxes under Section 857 or
        Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners, to the extent such approval may be necessary.

        15. Except as the context may otherwise require, any terms used in this Second Amendment which are defined in the Agreement shall have the same meaning for purposes of this Second Amendment as in the Agreement.

        16. Except as herein amended, the Agreement is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

        17. This Second Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Second Amendment immediately upon affixing its signature hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

                                       WITHDRAWING GENERAL PARTNER:
                                       ---------------------------

                                       SAUL CENTERS, INC.
                                       a Maryland Corporation

                                       By:
                                           ___________________________________
                                           Name:  Philip D. Caraci
                                           Title:  President

                                       NEW GENERAL PARTNER:
                                       -------------------

                                       SAUL QRS, INC.
                                       a Maryland Corporation

                                       By:
                                           ___________________________________
                                           Name:  Philip D. Caraci
                                           Title:  President

                                   EXHIBIT A

              PARTNERS, CONSTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                 Amount of
    Name and Address                              Cash/Net    Partnership
       of Partner          Contribution         Asset Value     Interest
    ----------------       ------------         -----------   -----------
General Partner:
---------------

Saul Centers, Inc.         Cash                 $  1,019,871         1%
8401 Connecticut Avenue
Chevy Chase, Maryland
20815


Limited Partner:
---------------

Saul Holdings Limited      Cash                 $ 19,680,129        99%
Partnership
8401 Connecticut Avenue    The following        $103,230,313
Chevy Chase, Maryland      properties:
20815

                           Beacon Mall
                           Hampshire Langley
                           Lexington Mall
                           Southdale
                           Thruway
                           White Oak

                               Total            ____________   ____________
                                                $123,930,313       100%
                                                ____________   ____________

                                   EXHIBIT A

              PARTNERS, CONSTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                     Amount of
   Name and Address                                   Cash/Net      Partnership
      of Partner               Contribution         Asset Value      Interest
   ----------------            ------------         -----------     -----------
General Partner:
---------------

Saul QRS, Inc.                 Cash                  $  1,019,871        1%
8401 Connecticut Avenue
Chevy Chase, Maryland
20815


Limited Partner:
---------------

Saul Holdings Limited          Cash                  $ 19,680,129       99%
Partnership
8401 Connecticut Avenue        The following         $103,230,313
Chevy Chase, Maryland          properties:
20815

                               Beacon Mall
                               Hampshire Langley
                               Lexington Mall
                               Southdale
                               Thruway
                               White Oak

                                   Total             ____________   ____________
                                                     $123,930,313      100%
                                                     ____________   ____________

                             THIRD AMENDMENT TO THE
                           FIRST AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                     SAUL SUBSIDIARY I LIMITED PARTNERSHIP



     THIS THIRD AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL SUBSIDIARY I LIMITED PARTNERSHIP (this "Third Amendment"), dated as of July 21, 1994, is entered into by and among the undersigned parties.

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Saul Subsidiary I Limited Partnership (the "Partnership") was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16,1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the "Original Agreement");

     WHEREAS, the Original Agreement was amended and restated in its entirely by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 26, 1993, as amended by that certain First Amendment dated August 26, 1993 and that certain Second Amendment dated July 21, 1994 (as amended, the "Agreement");

     WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend the Agreement to reflect (1) an amended purpose and separateness covenants for the Partnership, (2) the contribution of additional assets to the Partnership by Saul Holdings Limited Partnership (the "Operating Partnership"), (3) the contribution of a promissory note to the Partnership by Saul QRS, Inc. ("QRS"), and (4) the admission of Saul Subsidiary II Limited Partnership ("Sub II"), a Maryland limited partnership, as an additional Limited Partner of the Partnership in exchange for the contribution of certain real property to the Partnership, and (5) a special distribution to the Operating Partnership.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. ARTICLE I of the Agreement is hereby amended by inserting the following new definitions:

          "Lender" is defined in Section 3.1.B hereof.

          "Mortgage" is defined in Section 3.1.B hereof.

          "Properties" is defined in Section 3.1.A hereof.

     2. Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

          Section 3.1  Purpose and Business
                       --------------------

     The sole purpose and nature of the business to be conducted by the Partnership is to:

          A.  acquire, own, hold, maintain, manage, operate, improve, develop,
     finance,   pledge, encumber, mortgage, sell, exchange, lease, dispose of and otherwise deal with the following seventeen (17) real properties (together with all personal property used in connection with the operation of such real properties, the "Properties"):

          1.  Beacon Mall
          2.  Lexington Mall
          3.  Thruway
          4.  Hampshire-Langley
          5.  Southdale
          6.  White Oak
          7.  Belvedere
          8.  French Market
          9.  Giant
          10.  Great Eastern
          11.  North Washington
          12.  Olney
          13.  Ravenwood
          14.  Southside Plaza
          15.  Sunshine City
          16.  West Park
          17.  Park Road Center

     (the properties noted at 1 through 3 above are more fully described in those certain Conveyance Agreements between Dearborn Corporation and the Operating Partnership dated on or about the date of the Agreement; the properties noted at 4 through 6 above are more fully described in those certain Conveyance Agreements between Dearborn Corporation and the Partnership dated on or about the date of the Agreement; the properties noted at 7 through 16 above are more fully described in Attachment 2 to the Third Amendment; and the property noted at 17 above is more fully described in Attachment 3 to the Third Amendment), together with such other activities as may be necessary or advisable in connection with the ownership of the Properties; provided, however, that the Partnership shall
                                  --------- -------
     not take
     or fail to take any action if such action or failure would cause Saul Centers, Inc. to fail to qualify as a REIT, unless Saul Centers, Inc. voluntarily terminates its REIT status pursuant to its articles of incorporation;

          B. borrow funds from Value Line Mortgage Corporation or an affiliate or designee thereof (the "Lender") in the approximate principal amount of One Hundred Twenty-Eight Million Dollars ($128,000,000), pursuant to a Deed to Secure Debt, Deed of Trust, Mortgage, Security Agreement and Assignment of Rents; Modification and Consolidation Agreement and related documents (the "Mortgage") to be entered into between the Partnership and the Lender, for the purpose of operating the Properties, and incurring other indebtedness to the extent not prohibited by the Mortgage; and

          C. give security for the loan made pursuant to the Mortgage or for any other indebtedness to the extent not prohibited by the Mortgage.

     The Partnership shall not engage in any business unrelated to the Properties and shall not own any assets other than those related to the Properties or otherwise in furtherance of the purposes of the Partnership as set forth above in this Section 3.1. The Partnership shall not incur any indebtedness other than the indebtedness related to the Properties and otherwise provided herein.

     3. Section 7.1.A(9) of the Agreement is hereby deleted in its entirety and replaced with the following:

          (9) [Intentionally Deleted]

     4. Section 7.1.A (10) of the Agreement is hereby deleted in its entirely and replaced with the following:

          (10)  invest assets of the Partnership on a temporary basis in
     commercial paper,   government securities, checking or savings accounts,
     money market funds, or any other highly liquid investments deemed appropriate by the General Partner;

     5. Section 7.1.A(15) of the Agreement is hereby deleted in its entirety and replaced with the following:

          (15) [Intentionally Deleted]

     6. Section 7.6.A of the Agreement is hereby deleted in its entirety and replaced with the following:

          A.  [Intentionally Deleted]

     7.  The following new Section 7.6.F is hereby added at the end of Section
7.6 of the Agreement:

          F. The Partnership may hire Saul Subsidiary II Limited Partnership to provide management services for Park Road Center, a property owned by the Partnership and located in Washington, D.C. In such event, the Partnership shall pay to Saul subsidiary II Limited Partnership in exchange for the performance of such property management services a monthly fee in an amount to be determined by the mutual agreement of the Partnership and Saul Subsidiary II Limited Partnership. Any such fee amount shall be fair and reasonable and no less favorable to the Partnership than could be obtained from an unaffiliated third party.

     8.  The following new Article XVII is added to the Agreement:

                     ARTICLE XVIII - SEPARATENESS COVENANTS

               A.  The Partnership shall (i) observe all partnership
     formalities,   including the maintenance of current partnership books and records, (ii) maintain its own separate and distinct books of account and partnership records, (iii) cause its financial statements to be prepared in a manner that indicates the separate existence of the Partnership and its assets and liabilities, (iv) pay all its liabilities out of its own funds,
     (v) identify itself as a separate and distinct entity in its financial statements and legal documents, (vi) execute its legal documents under its own name, (vii) independently make decision with respect to its business and daily operations, (viii) maintain an arm's length relationship with its Affiliates, (ix) allocate fairly and reasonably any overhead for shared office space, and (x) use separate stationery, invoices and checks.

               B. The Partnership shall not (i) commingle its assets with those of, or pledge its assets for the benefit of, any other person, (ii) assume or guarantee, or hold out its credit as being available to satisfy, the liabilities of any other person, (iii) purchase obligations or securities of, or make loans or advances to, an Affiliate or (iv) incur any indebtedness except in accordance with the Mortgage.

     9. QRS hereby agrees to assign to the Partnership a promissory note from Saul Centers, Inc. in the amount of Two Hundred Sixty-One Thousand Four Hundred Eighty-Five Dollars ($261,485), a copy of which is attached as Attachment 1 to this Third Amendment.

     10. The Operating Partnership agrees to contribute to the Partnership certain assets more fully described in Attachment 2 to this Third Amendment, as encumbered by certain indebtedness described in said Attachment 2.

     11. Each of the undersigned parties hereby consents to a distribution by the Partnership of Twenty-Five Million Dollars ($25,000,000) to the Operating Partnership.

     12. In exchange for its admission as a Two and 47/100 percent (2.47%) limited partner in the Partnership, Sub II hereby agrees to contribute to the Partnership certain real property more fully described in Attachment 3 to this Third Amendment. Sub II hereby accepts and agrees to be bound by all of the terms and conditions of the Agreement.

     13. Pursuant to the terms of Section 4.2A of the Agreement, each of the undersigned parties hereby consents to the additional capital contributions to the Partnership of QRS, the Operating Partnership and Sub

     14. In order to reflect the aforementioned capital contributions to the Partnership by QRS, the Operating Partnership and Sub II, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Third Amendment.

     15. Except as the context may otherwise require, any terms used in this Third Amendment which are defined in the Agreement shall have the same meaning for purposes of this Third Amendment as in the Agreement.

     16. Except as herein amended, the Agreement is hereby ratified, confirm and reaffirmed for all purposes and in all respects.

     17. This Third Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Third Amendment immediately upon affixing its signature hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.



                              GENERAL PARTNER:
                              ---------------

                              SAUL QRS, INC.,
                              a Maryland corporation

                              By: /s/ Philip D. Caraci
                                 -----------------------------------------
                                 Name: Philip D. Caraci
                                      ------------------------------------
                                  Title: President
                                        ----------------------------------



                              EXISTING LIMITED PARTNER:
                              -------------------------

                              SAUL HOLDINGS LIMITED PARTNERSHIP
                              a Maryland limited partnership

                              By:  Saul Centers, Inc., a Maryland
                                   corporation, its sole general partner

                              By: /s/ Philip D. Caraci
                                 -----------------------------------------
                                 Name: Philip D. Caraci
                                      ------------------------------------
                                  Title: President
                                        ----------------------------------



                              NEW LIMITED PARTNER:
                              --------------------

                              SAUL SUBSIDIARY II PARTNERSHIP,
                              a Maryland limited partnership

                              By:  Saul Centers, Inc., a Maryland
                                   corporation, its sole general partner

                              By: /s/ Philip D. Caraci
                                 -----------------------------------------
                                 Name: Philip D. Caraci
                                      ------------------------------------
                                  Title: President
                                        ----------------------------------


Name and Address                                      Amount of
of Partner                                            Cash/Net     Partnership
Limited Partner:               Contribution          Asset Value    Interest
-----------------------  -------------------------  -------------  -----------

Saul Holdings Limited    Cash
Partnership                                         $ 19,680,129      96.53%
8401 Connecticut Ave.    The following properties:
Chevy Chase, Maryland
20815                    Beacon Mall                $103,230,313
                         Hampshire Langley
                         Lexington Mall
                         Southdale
                         Thruway
                         White Oak

                         Belvedere                  $ 41,162,692
                         French Market
                         Giant
                         Great Eastern
                         North Washington
                         Olney
                         Ravenwood
                         Southside Plaza
                         Sunshine City
                         West Park

                         $83,000,000 of the $154,780,000 of
                         interest rate protection given by The First
                         National Bank of Chicago pursuant to that certain Rate Cap. No. 93230.1.1000.S.C..3L dated August 18, 1993

                                 ATTACHMENT 1

                                PROMISSORY NOTE
                                ---------------


                                                                  August 1, 1994

                                                           Chevy Chase, Maryland



     FOR VALUE RECEIVED, SAUL CENTERS, INC., a Maryland corporation (hereinafter called "Borrower"), hereby promises to pay to order of SAUL QRS, INC, a Maryland corporation, at its place of business at 8401 Connecticut Avenue, Chevy Chase, Maryland, 20815, or at such other place as the holder hereof (the "Noteholder") may in writing designate, in lawful money of the United States of America, the principal sum of One Hundred Ninety-Three Thousand Five Hundred Sixty-Three Dollars ($193,563), with interest from the date hereof on the principal balance outstanding at a rate per annum equal to the standard rate of interest that is published in the "Money Rates" section of The Wall Street Journal as the "Prime
                                          -----------------------
Rate," as in effect from time to time.

     Interest only shall be payable monthly in arrears on the first day of each month beginning September 1, 1994. If not sooner paid, the entire principal balance and all interest accrued thereon shall be payable on August 1, 2009. All payments shall be made without offset or deduction of any kind or nature. The principal sum of this Note may be prepaid in full or in part at any time without penalty.

     Notwithstanding anything to the contrary contained in this Note, Borrower shall not be required to make any payment under this Note to the extent that the making of such payment would (1) adversely affect the ability of Borrower to maintain qualifications as a real estate investment trust ("REIT") as defined under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), unless Borrower voluntarily terminates its REIT status, or (2) subject Borrower to any additional taxes under Section 857 or 4981 of the Code. The due date of any such payment shall be delayed until such time as the adverse tax consequences noted in the preceding sentence will not occur with respect to Borrower. Interest at the rate specified above in this Note shall accrue on any such delayed payment.

     This Note shall be governed by the laws of the State of Maryland.

     WITNESS the following signature.

                              SAUL CENTERS, INC., a Maryland corporation

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

PAY TO THE ORDER OF SAUL SUBSIDIARY I LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, WITHOUT RECOURSE.


                                    SAUL QRS, INC. a Maryland corporation



                                    By:
                                       ----------------------------------
                                    Title:
                                          -------------------------------

                                 ATTACHMENT 2


Saul Holdings Limited Partnership will contribute the following assets to the Partnership, and the Partnership will assume the following indebtedness from Saul Holdings Limited Partnership:


                                                             Gross Asset Value
                                                             of Property/Amount
          Description of Property/Indebtedness               of Indebtedness
          ------------------------------------               ------------------

1.   Certain land and the improvements located thereon know as       $3,800,000
Belvedere, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

2.   Certain land and the improvements located thereon known as      $4,400,000
French Market, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

3.   Certain land and the improvements located thereon known as      $4,000,000
Giant, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.


4.   Certain land and the improvements located thereon known as      $9,100,000
Great Eastern, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.


5.   Certain land and the improvements located thereon known as       $3,160,000
North Washington, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

6.   Certain land and the improvements located thereon known as       $8,500,000
Olney, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.


                                      2-1

7.   Certain land and the improvements located thereon known as       $8,500,000
Ravenwood, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

8.   Certain land and the improvements located thereon known as      $10,600,000
Ravenwood, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.


9.   Certain land and the improvements located thereon known as       $6,800,000
Sunshine City, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

10.  Certain land and the improvements located thereon known as         $970,000
West Park, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.

11.  $83,000,000 of the $154,780,000 of interest rate protection      $5,337,000
given to Saul Holdings Limited Partnership by The First National
Bank of Chicago pursuant to that certain Rate Cap.
No. 93230.1.1000.S.C.3L dated August 18, 1993.

12.  A portion of the indebtedness owed to Windy City              ($24,004,308)
Holdings, Inc. evidenced by that certain Agreement of Modification, Restatement and Consolidation of Promissory
Notes dated as of August 26, 1993, executed by Saul Holdings
Limited Partnership in the face amount of $43,034,557.19, which encumbers Belvedere, Giant, Great Eastern, Olney Ravenwood and
Southside Plaza.

                                                                  --------------
     Total value of properties contributed, net of assumed
indebtedness                                                         $41,162,692


                                      2-2

                                 ATTACHMENT 3


Saul Subsidiary II Limited Partnership will contribute the following real property to the Partnership:


                                                              Gross Asset Value
               Description of Property                         of  Property
               -----------------------                        ------------------

1.   Certain land and the improvements located thereon known as       $3,000,000
Park Road Center, as more fully described in the attached legal description, together with all personal property located at and used in connection with the operation of such real property.


                                      3-1

                                   EXHIBIT A

               PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS


Name and Address                                  Amount of
of Partner                                         Cash/Net     Partnership
General Partner:         Contribution             Asset Value    Interest
----------------         ------------             -----------    --------

Saul QRS, Inc.                Cash                $1,019,871
8401 Connecticut Ave.                                                1%
Chevy Chase, Maryland    Promissory Note          $  193,563
20815


Name and Address                                   Amount of
of Partner                                         Cash/Net      Partnership
General Partner:         Contribution             Asset Value     Interest
----------------         ------------           -------------    ----------
Saul Subsidiary II       Park Road Center       $  3,000,000         2.47%
Limited Partnership
8401 Connecticut Ave.
Chevy Chase, Maryland                           ____________        -----
20815                    Total                  $168,286,568         100%
                                                ============        =====


                                                                   EXHIBIT 10(b)

                               FOURTH AMENDMENT

                                    TO THE

                          FIRST AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                     SAUL SUBSIDIARY I LIMITED PARTNERSHIP

        THIS FOURTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL SUBSIDIARY I LIMITED PARTNERSHIP (this "Fourth Amendment"), dated as of September 30, 1997, is entered into by and among the undersigned parties.

                             Preliminary Statement

        Saul Subsidiary I Limited Partnership (the "Partnership") was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the "Original Agreement").

        The Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 26, 1993, as amended by that certain First Amendment dated August 26, 1993, that certain Second Amendment dated July 21, 1994, and that certain Third Amendment dated as of July 21, 1994 (as amended, the "Agreement").

        The undersigned parties, constituting all of the Partners of the Partnership, desire to amend the Agreement to resect: (i) the withdrawal of Saul Subsidiary II Limited Partnership ("Sub II") as a Limited Partner and the distribution of certain assets to Sub [I in redemption of its Partnership Interest; (ii) an amended purpose and separateness covenants for the Partnership; (iii) the contribution of additional assets to the Partnership by the Operating Partnership; and (iv) the distribution of certain assets to the Operating Partnership and the General Partner by the Partnership, as further provided herein.

        Accordingly, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

        1.  Amendment of Article I.  Article I of the Agreement is hereby
            ----------------------
amended by (i) deleting the definition of "Mortgage" contained therein, and
(ii) inserting the following new definitions:

                "Loan" is defined in Section 3.1.B hereof

                "Loan Agreement" is defined in Section 3.1.B hereof.

        2.  Amendment of Section 3.1.  Section 3.1 of the Agreement is hereby
            ------------------------
deleted in its entirety and replaced with the following:

                Section 3.1.  Purpose and Business
                              --------------------

                The sole purpose and nature of the business to be conducted by the Partnership is to:

                        A. acquire, own, hold, maintain, manage, operate, improve, develop, finance, pledge, encumber, mortgage, sell, exchange, lease, dispose of and otherwise deal with the following nine (9) real properties (together with all personal property used in connection with the operation of such real properties, the "Properties"):

                1.  Thruway
                2.  Hampshire Langley
                3.  White Oak
                4.  Belvedere
                5.  Giant
                6.  Great Eastern
                7.  Ravenwood
                8.  Southside Plaza
                9.  Seven Corners


        (the property noted at 1 above is more fully described in those certain Conveyance Agreements between Dearborn Corporation and the Operating Partnership dated on or about the date of the Agreement; the properties noted at 2 and 3 above are more fully described in-those certain Conveyance Agreements between Dearborn Corporation and the Partnership dated on or about the date of the Agreement; the properties noted at 4 through 8 above are more fully described in Attachment 2 to the Third Amendment; the property noted at 9 above is more fully described in Attachment 1 to this Fourth Amendment), together with such other activities as may be necessary or advisable in connection with the ownership of the Properties; provided, however, that the Partnership shall not take or fail to take any action if such action or failure would cause Saul Centers, Inc. to fail to qualify as a REIT, unless Saul Centers, Inc. voluntarily terminates its REIT status pursuant to its articles of incorporation;

                        B. borrow funds from Nomura Asset Capital Corporation or an affiliate or designee thereof (the "Lender") in the approximate principal amount of One Hundred Forty-Seven Million Dollars ($147,000,000) (the "Loan"), pursuant to that certain Loan Agreement dated on or about the date hereof (the "Loan Agreement') to be entered into between the Partnership and the Lender, for the purpose of operating the Properties, and incurring other indebtedness to the extent not prohibited by the Loan Agreement; and

                        C. give security for the Loan or for any other indebtedness to the extent not prohibited by the Loan Agreement.

        From and after the date on which the obligations of the Partnership under the Loan are created and become outstanding, and continuing until such time as the Loan has been paid in full and is no longer outstanding, the Partnership shall not engage in any business unrelated to the Properties and shall not own any assets other than those related to the Properties or otherwise in furtherance of the purposes of the Partnership as set forth above in this Section 3.1. The Partnership shall not incur any indebtedness other than the indebtedness related to the Properties and otherwise provided herein.

        3.  Amendment of Section 7.6.F. Section 7.6.F of the Agreement is hereby
            --------------------------
deleted in its entirety and replaced with the following:

                        F.  [Intentionally Deleted].

        4.  Amendment of Article XVIII. Article XVIII of the Agreement is hereby
            --------------------------
deleted in its entirety and replaced by the following:

                    ARTICLE XVIII - SEPARATENESS COVENANTS

                Notwithstanding any other provisions of this Agreement, from and after the date on which the obligations of the Partnership under the Loan are created and become outstanding, and continuing until such time as the Loan has been paid in full and is no longer outstanding, the General Partner and the Partnership shall take all actions necessary to cause the Partnership and General Partner to comply with, and will refrain from taking any actions in violation of, the defined term "Special Purpose Bankruptcy Remote Entity," as such term is defined in section 5.15 of the Loan Agreement. Any substitute General Partner permitted under this agreement shall be required to comply with this
        Article XVIII.

        5.  Withdrawal of Sub II. Sub II hereby withdraws as a Limited Partner
            --------------------
and Sub II's Partnership Interest is hereby redeemed in exchange for a cash distribution in the amount of $981,875 (to be funded by the Operating Partnership on behalf of the Partnership, as set forth in paragraph 6(iii) hereof) and an in-kind distribution of that certain property known as Park Road

Center, as more fully described in the Third Amendment. Each of the undersigned parties hereby acknowledges and agrees that the value of Park Road Center is $3,516,000.

        6.  Contribution of Assets by the Operating Partnership. The Operating
            ---------------------------------------------------
Partnership hereby agrees to contribute to the Partnership the following assets:
(i) cash in the amount of $ 15,000,000; (ii) its agreement to convert the account payable by the Partnership to the Operating Partnership in the amount of $624,988 to capital; (iii) its agreement to fund on behalf of the Partnership the $981,875 cash distribution to be made to Sub II pursuant to paragraph 5 hereof; (iv) its agreement to fund on behalf of the Partnership the $424,727 cash distribution to be made to the General Partner pursuant to paragraph 8(ii) hereof; and (v) that certain property known as Seven Corners, as more fully described in Attachment 1 to this Fourth Amendment, as encumbered by certain indebtedness described in said Attachment 1 (which indebtedness shall be immediately paid in full by the Partnership upon such contribution of the Seven Corners property to the Partnership). Each of the undersigned parties hereby acknowledges and agrees that the value of Seven Corners is $32,497,000 (gross fair market value of $63,284,000, reduced by assumed indebtedness of $30,787,000).

        7.  Distribution of Assets to the Operating Partnership. Each of the
            ---------------------------------------------------
undersigned parties hereby consents to a distribution by the Partnership to the Operating Partnership of the following real properties, as each is more fully described in the Third Amendment: Beacon Mall; Lexington Mall; Southdale; French Market; North Washington; Olney; Sunshine City; and West Park. Each of the undersigned parties hereby acknowledges and agrees that the aggregate value of the foregoing real properties is $111,369,000.

        8.  Distribution of Assets to the General Partner. Each of the
            ---------------------------------------------
undersigned parties hereby consents to a distribution by the Partnership to the General Partner of the following assets: (i) a promissory note of Saul Centers, Inc. (a copy of which was attached as Attachment I to the Third Amendment) having an outstanding balance of principal and accrued interest of $245,336; and
(ii) cash in the amount of $424,747 (to be funded by the Operating Partnership on behalf of the Partnership, as set forth in paragraph 6(iv) hereof)

        9.  Amendment of Exhibit A. In order to reflect the foregoing
            ----------------------
distributions, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Fourth Amendment.

        10. Pro Rata Distributions of Assets to the Partners. Each of the
            ------------------------------------------------
undersigned parties hereby consents to the following distributions by the Partnership to the Partners, to be made on a pro rata basis, in proportion to their respective Partnership Interests of the Partners as set forth on Exhibit A attached to this Fourth Amendment (i.e., ninety-nine percent (99%) to the Operating Partnership and one percent (1%) to the General Partner): (i) a receivable from the Operating Partnership in the amount of $57,600,000 (which will be distributed $57,024,000 to the Operating Partnership and $576,000 to the General Partner); and (ii) a receivable from Saul Centers, Inc. in the amount of $1,019,871 (which will be distributed $1,009,672 to the Operating Partnership and $ 10,199 to the General Partner).

        11. Defined Terms. Except as the context may otherwise require, any
            -------------
terms used in this Fourth Amendment which are defined in the Agreement shall have the same meaning for purposes of this Fourth Amendment as in the Agreement.

        12. Headings. All headings in this Fourth Amendment are for convenience
            --------
of reference only and are not intended to qualify the meaning of any of the provisions hereof

        13. Ratification of Agreement. Except as herein amended, the Agreement
            -------------------------
is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

        14. Counterparts. This Fourth Amendment may be executed in counterparts,
            ------------
all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Fourth Amendment immediately upon affixing its signature hereto.

                    /signatures are on the following page/

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Saul Subsidiary I Limited Partnership as of the date first above written.

                                GENERAL PARTNER:

                                SAUL QRS, INC., a Maryland corporation

                                Name:  Scott V Schneider
                                Title: Vice President


                                LIMITED PARTNER:

                                SAUL HOLDINGS LIMITED PARTNERSHIP,
                                a Maryland limited partnership

                                By: Saul Centers, Inc., a Maryland
                                      corporation, its sole general partner

                                Name:  Scott V. Schneider
                                Title: Vice President


                                WITHDRAWING LIMITED PARTNER:

                                SAUL SUBSIDIARY II LIMITED PARTNERSHIP,
                                a Maryland limited partnership

                                By: Saul Centers, Inc., a Maryland
                                      corporation, its sole general partner

                                Name:  Scott V Schneider
                                Title: Vice President

                                                                       EXHIBIT A

               PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS

General Partner:
                                                                                  Amount of
     Name and Address                                                             Cash/Net         Partnership
     of Partner                           Contribution                           Asset Value        Interest
--------------------------------------------------------------------------------------------------------------
     Saul QRS, Inc.                       Cash                                   $  1,019,871            1%
     8401 Connecticut Ave.
     Chevy Chase, Maryland 20815          Promissory Note                        $    193,563

Limited Partner:

     Saul Holdings Limited Partnership    Cash                                   $ 19,680,129           99%
     8401 Connecticut Ave.
     Chevy Chase, Maryland 20815          The following properties -
                                            Beacon Mall                          $103,230,313
                                            Hampshire Langley
                                            Lexington Mall
                                            Southdale
                                            Thruway
                                            White Oak

                                            Belvedere                            $ 41,162,692
                                            French Market
                                            Giant
                                            Great Eastern
                                            North Washington
                                            Olney
                                            Ravenwood
                                            Southside Plaza
                                            Sunshine City
                                            West Park

                                          $83,000,000 of the $154,780,000        $  5,337,000
                                            of interest rate protection
                                            given by The First National
                                            Bank of Chicago pursuant to
                                            that certain Rate Cap
                                            No. 93230.1.1000.S.C.3L
                                            dated August 18, 1993

                                                                                  Amount of
     Name and Address                                                             Cash/Net         Partnership
     of Partner                           Contribution                           Asset Value        Interest
--------------------------------------------------------------------------------------------------------------
                                          Cash                                   $ 15,000,000

                                          Agreement to fund cash distributions   $    981,875
                                            to Saul Subsidiary II Limited
                                            Partnership

                                          Agreement to fund cash distribution    $    424,747
                                            to Saul QRS, Inc.

                                          Conversion of account payable by the   $    624,988
                                            Partnership to Saul Holdings
                                            Limited Partnership into a
                                            capital contribution

                                          Seven Corners                          $ 32,497,000

ATTACHMENT 1

Saul Holdings Limited Partnership is contributing the following real property to the Partnership, and in connection therewith the Partnership will assume the following indebtedness from Saul Holdings Limited Partnership:


Description of Property/Indebtedness            Gross Asset Value of Property or
                                                      Amount of Indebtedness

Certain land and the improvements                        $  63,284,000
located thereon known as Seven Corners,
as more fully described in the attached
legal description, together with all
personal properly located at and used
in connection with the operation of such real property.

That certain indebtedness of Saul Holdings                 (30,787,000)
Limited Partnership in the original
principal amount of $100,065,000 owed to The First National Bank of Chicago and certain other lenders (collectively, the
"First Chicago Lenders"), evidenced by
those certain documents and instruments
entered into between Saul Holdings
Limited Partnership and the First Chicago
Lenders on or about November 2, 1995,
as such documents may have been amended
from time to time.

Total value of property contributed, net
of assumed indebtedness                                  $  32,497,000

                                     1 - 1